ADTRAN Holdings, Inc. Announces Preliminary Results for the Third Quarter of 2022

HUNTSVILLE, Ala. - (October 24, 2022)— ADTRAN Holdings, Inc. (NASDAQ: ADTN and FSE: QH9) (“ADTRAN Holdings” or the “Company”) today announced certain preliminary financial results for the third quarter ended September 30, 2022. All figures in this release are approximate due to the preliminary nature of the announcement. For the third quarter, preliminary revenues are $340.7 million, preliminary gross margin is 28.8%, preliminary non-GAAP gross margin is 38.1%, preliminary operating expenses are $142.1 million, preliminary non-GAAP operating expenses are $109.0 million, preliminary GAAP operating loss is $61.1 million, and preliminary non-GAAP operating income is $20.9 million. The GAAP gross margin and operating expenses are inclusive of material purchase accounting adjustments and certain one-time transaction expenses related to the business combination of the Company, ADTRAN, Inc. (“ADTRAN”) and ADVA Optical Networking SE (“ADVA”). Reconciliations between gross margin and operating expenses to non-GAAP gross margin and non-GAAP operating expenses are set forth in the tables provided below.

The Company’s Chairman and Chief Executive Officer Tom Stanton stated, “In the first quarter of our combination with ADVA, we experienced strong demand in the combined company resulting in revenue and adjusted operating income that is expected to exceed market expectations.”

The information contained in this press release is preliminary. Final results for the three- and nine-month periods ended September 30, 2022 will be released as planned on November 8, 2022 (CET).

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About ADTRAN Holdings, Inc.

ADTRAN Holdings, Inc. is the parent company of ADTRAN, Inc., a wholly owned subsidiary and a leading global provider of open, disaggregated networking and communications solutions. ADTRAN Holdings is also the largest shareholder of ADVA, a European telecommunications vendor that provides network equipment for data, storage, voice, and video services.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements, generally identified by the use of words such as “believe,” “expect,” “intend,” “estimate,” “anticipate,” “will,” “may,” “could” and similar expressions, which forward-looking statements reflect management’s best judgment based on factors currently known. However, these statements involve risks and uncertainties, including: (i) risks and uncertainties related to the continued impact of the SARS-CoV-2 coronavirus/COVID-19 global pandemic (including variants of the SARS-CoV-2 coronavirus), including with respect to continued manufacturing and supply chain constraints; (ii) risks and uncertainties related to the completed business combination between the Company, ADTRAN and ADVA, including risks related to regulatory or other limitations imposed following the closing of the business combination on July 15, 2022 and the proposed domination and profit and loss transfer agreement between the Company as the controlling entity, and ADVA as the controlled entity; the ability to successfully integrate the ADTRAN and ADVA businesses; risks related to disruption of management time from ongoing business operations due to integration efforts following the business combination; the risk that the business combination could have adverse effects on the market price of ADTRAN Holdings’ common stock or ADVA’s common shares or the ability of the Company, ADTRAN, and ADVA to retain customers, retain or hire key personnel, maintain relationships with their respective suppliers and customers, and on their operating results and businesses generally; the risk that ADTRAN Holdings may be unable to achieve expected synergies or that it may take longer or be more costly than expected to achieve those synergies; the risk of fluctuations in revenue due to lengthy sales and approval process required by major and other service providers for new products; the risk posed by potential breaches of information systems and cyber-attacks; the risks that ADTRAN, ADVA or ADTRAN Holdings may not be able to effectively compete, including through product improvements and development; and (iii) other risks set forth in ADVA’s annual and interim financial reports made publicly available and ADTRAN’s and ADTRAN Holdings’ public filings made with the Securities and Exchange Commission, including ADTRAN’s Annual Report on Form 10-K for the year ended December 31, 2021 and ADTRAN Holdings’ Form 10-Q for the quarterly period ended June 30, 2022. These risks and uncertainties could cause actual results to differ materially from those in the forward-looking statements included in this press release.

Additionally, the financial measures presented herein are preliminary estimates and are subject to risks and uncertainties, including, among others, changes in connection with quarter-end adjustments. Any variation between the Company’s actual results and the preliminary financial information set forth herein may be material.

Explanation of Use of Non-GAAP Financial Measures

Reconciliations between gross margin, operating expenses, and operating loss, in each case as reported based on generally accepted accounting principles in the United States (“GAAP”), to non-GAAP gross margin, non-GAAP operating expenses, and non-GAAP operating income are set forth in the tables provided below. Non-GAAP gross margin and non-GAAP operating expenses exclude acquisition related expenses, amortizations, and adjustments (consisting of intangible amortization of backlog, developed technology, customer relations, and trade names acquired in connection with business combinations and amortization of inventory fair value adjustments), stock-based compensation expense, amortization of pension actuarial losses, and deferred compensation related adjustments. Non-GAAP operating income excludes the aforementioned expenses, as well as certain asset impairments. We believe the presentation of non-GAAP gross margin, non-GAAP operating expenses, and non-GAAP operating income, when combined with the GAAP presentation of gross margin, operating expenses, and operating loss, is beneficial to the overall understanding of ongoing operating performance of the Company.

These non-GAAP financial measures are not prepared in accordance with, or an alternative for, GAAP and therefore should not be considered in isolation or as a substitution for analysis of our results as reported under GAAP. Additionally, our calculation of non-GAAP gross margin, non-GAAP operating expenses, and non-GAAP operating income may not be comparable to similar measures calculated by other companies.

Investor Services/Assistance:

Rhonda Lambert/256-963-7450

investor@adtran.com

Supplemental Information

Reconciliation of Preliminary Gross Profit and Gross Margin to Preliminary Non-GAAP Gross Profit and Non-GAAP Gross Margin

(Unaudited)

(In thousands)

Three Months Ended September 30, 2022
Total Revenue	$340,709
Cost of Revenue	$242,741
Acquisition-related expenses, amortizations and adjustments (1)	(30,589)
Stock-based compensation expense (2)	(1,269)
Pension adjustments	(59)

Non-GAAP Cost of Revenue	$210,824

Gross Profit	$97,968
Non-GAAP Gross Profit	$129,885

Gross Margin	28.8%
Non-GAAP Gross Margin	38.1%

(1)	Includes intangible amortizations of backlog and inventory fair value adjustments.
(2)	Includes $1.0 million of incremental stock-based award modification expense related to the business combination.

Supplemental Information

Reconciliation of Preliminary Operating Expenses to Preliminary Non-GAAP Operating Expenses

(Unaudited)

(In thousands)

Three Months Ended September 30, 2022
Operating Expenses	$142,122
Acquisition-related expenses, amortizations, and adjustments (1)	(22,826)
Stock-based compensation expense (2)	(10,862)
Pension adjustments	(185)
Deferred compensation adjustments (3)	740

Non-GAAP Operating Expenses	$108,989

(1)	Includes intangible amortization of developed technology, customer relations, and trade names acquired in connection with business combinations, and certain one-time transaction expenses.
(2)	Includes $7.9 million of one-time stock-based accumulated expense true-up related to the business combination.
(3)

Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for Employees, all of which is included in selling, general and administrative expenses on the condensed consolidated statements of income.

Reconciliation of Preliminary Operating Loss to Preliminary Non-GAAP Operating Income

(Unaudited)

(In thousands)

Three Months Ended September 30, 2022
Operating Loss	$(61,123)
Acquisition-related expenses, amortizations, and adjustments (1)	53,415
Asset impairments (2)	16,969
Stock-based compensation expense (3)	12,131
Pension adjustments	244
Deferred compensation adjustments (4)	(740)

Non-GAAP Operating Income	$20,896

(1)

Includes intangible amortization of backlog, inventory fair value adjustments, developed technology, customer relations, and trade names acquired in connection with business combinations, and certain one-time transaction expenses.

(2)	Impairment charges related to the abandonment of certain information technology projects due to the business combination.
(3)	Includes $8.9 million of incremental stock-based award modification expense related to the business combination.
(4)

Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for Employees, all of which is included in selling, general and administrative expenses on the condensed consolidated statements of income.